UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 13, 2010

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

341 North Main Street, Troy, North Carolina	27371
(Address of Principal Executive Offices)	(Zip Code)

(910) 576-6171

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp
INDEX

Page

Item 5.07 – Submission of Matters to a Vote of Security Holders	3

Signatures	5

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Item 5.07 – Submission of Matters to a Vote of Security Holders

     On May 13, 2010, First Bancorp held its annual meeting of shareholders.  At the meeting, the Company’s shareholders:  (i) elected each of the eighteen persons listed below under Proposal 1 to serve as a director of the Company until the 2011 annual meeting; (ii) approved an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock; (iii) ratified the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2010; and (iv) approved, on a non-binding advisory basis, the Company’s named executive officer compensation.  The following table describes the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1: To elect eighteen nominees to the Board of Directors to serve until the 2011 annual meeting of shareholders, or until their successors are elected and qualified
Daniel T. Blue, Jr.	9,876,419	−	101,235	−	2,991,391
Jack D. Briggs	9,893,039	−	184,615	−	2,991,391
R. Walton Brown	9,942,707	−	134,947	−	2,991,391
David L. Burns	9,928,851	−	148,803	−	2,991,391
John F. Burns	9,839,814	−	237,840	−	2,991,391
Mary Clara Capel	9,878,870	−	198,783	−	2,991,391
James C. Crawford, III	9,912,343	−	165,310	−	2,991,391
R. Winston Dozier	9,956,931	−	120,723	−	2,991,391
James G. Hudson, Jr.	9,939,073	−	138,581	−	2,991,391
Richard H. Moore	9,941,630	−	136,024	−	2,991,391
Jerry L. Ocheltree	9,934,098	−	143,556	−	2,991,391
George R. Perkins, Jr.	9,958,932	−	118,722	−	2,991,391
Thomas F. Phillips	9,851,328	−	226,326	−	2,991,391
Frederick L. Taylor II	9,890,759	−	186,894	−	2,991,391
Virginia C. Thomasson	9,910,793	−	166,861	−	2,991,391
Goldie H. Wallace	9,922,834	−	154,819	−	2,991,391
Dennis A. Wicker	9,911,449	−	166,205	−	2,991,391
John C. Willis	9,923,763	−	153,891	−	2,991,391

Proposal 2: To approve an amendment to the Company’s Article of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000 shares.	11,375,963	1,643,156	−	49,925	−

Proposal 3: To ratify the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2010.	12,915,957	117,983	−	35,105	−

Proposal 4: To approve, on a non-binding advisory basis, the Company’s name executive officer compensation.	12,094,955	823,376	−	150,590	123

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Disclosures About Forward Looking Statements

     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially.  For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Registrant and its management about future events.  The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

May 17, 2010	By:	/s/ Jerry L. Ocheltree
Jerry L. Ocheltree
President and Chief Executive Officer

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